INVESTOR PRESENTATION 4TH QUARTER 2020 NASDAQ: PEBO

NASDAQ: PEBO 2 Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”), which is available on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov) or at Peoples’ website (www.peoplesbancorp.com). Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples’ 2020 Form 10-K under the section, “Risk Factors” in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. SAFE HARBOR STATEMENT

NASDAQ: PEBO 3 WORKING TOGETHER. BUILDING SUCCESS. ® WORKING TOGETHER BUILDING SUCCESS TABLE OF CONTENTS PAGE 4 PROFILE, INVESTMENT RATIONALE, CULTURE AND STRATEGY PAGE 9 COVID-19 CREDIT IMPACT, CAPITAL & LIQUIDITY PAGE 28 Q4 & FY 2020 FINANCIAL INSIGHTS PAGE 43 Q4 & FY 2020 APPENDIX

NASDAQ: PEBO 4 WORKING TOGETHER. BUILDING SUCCESS. ® PR FILE INVESTMENT RATIONALE CULTURE STRATEGY PROFILE, INVESTMENT RATIONALE, CULTURE AND STRATEGY

NASDAQ: PEBO 5 WORKING TOGETHER. BUILDING SUCCESS. ® OH KY WV Marietta Cincinnati Cleveland Lexington Columbus Charleston PA IN MD VA PEBO GEOGRAPHIC FOOTPRINT PEBO PROFILE PEBO MARKET INSIGHT • Strongest deposit market share positions in more rural markets where we can affect pricing • Presence near larger cities puts us in a position to capture lending opportunities in more urban markets (e.g. Cincinnati, Cleveland and Columbus) • Snapshot as of December 31, 2020 Loans: $3.4 billion / Assets: $4.8 billion Deposits: $3.9 billion Market Cap: $530 million Median Income: $54,013 Key Industries: Health Care, Lumber, Manufacturing, Oil/Gas/Coal, Tourism Unemployment: OH 5.5% WV 6.3% KY 6.0% US 6.7% COUNTIES WHERE PEBO HAS OVER $100 MILLION OF DEPOSITS AND IS NOT IN TOP 3 MARKET SHARE* COUNTIES WHERE PEBO HAS TOP 3 MARKET SHARE* PEBO FOOTPRINT * Unemployment data from www.bls.gov/lau as of December 2020. According to FDIC annual summary of deposits as of June 2020. DEMOGRAPHICS

NASDAQ: PEBO 6 WORKING TOGETHER. BUILDING SUCCESS. ® INVESTMENT RATIONALE UNIQUE COMMUNITY BANKING MODEL • Greater revenue diversity (non-interest income, excluding gains and losses, as a percent of total revenue was 34% for Q4 2020) than the average $1 - 10 billion bank • Strong community reputation and active involvement • 14 local market teams capable of out-maneuvering larger banks • More sophistication and product breadth than smaller banks (insurance, retirement plans, swaps, premium financing, etc.) STRONG, DIVERSE BUSINESSES EARNING NON-INTEREST INCOME • 20th largest bank-owned insurance agency, with expertise in commercial, personal, life and health • Wealth management – $2.9 billion in assets under administration and management, including brokerage, trust and retirement planning CAPACITY TO GROW OUR FRANCHISE • Strong capital and fundamentals to support M&A strategy • Proven integration capabilities and scalable infrastructure COMMITTED TO DISCIPLINED EXECUTION • Strong, integrated enterprise risk management process • Dedicated to delivering positive operating leverage • Focused on business line performance and contribution, operating efficiency and credit quality • Disciplined credit practice as indicated by portfolio construction and portfolio data ATTRACTIVE DIVIDEND OPPORTUNITY • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased from $0.15 per share for Q1 2016 to $0.35 in the most recent quarter • Consistently evaluate dividend and adjust accordingly – annualized dividend yield at February 26, 2021 was 4.37%

NASDAQ: PEBO 7 WORKING TOGETHER. BUILDING SUCCESS. ® Our vision is to be THE BEST COMMUNITY BANK IN AMERICA. OUR VALUES PROMISE CIRCLE Peoples' Employee Promise Circle represents how we do business and our never-ending pursuit of creating value for our clients. Our strategies to serve clients and enhance shareholder value often change, but our values remain constant. OUR VISION CORPORATE CULTURE We will work side by side to overcome challenges and seize opportunities. We listen and work with you. Together, we will build and execute thoughtful plans and actions, blending our experience and expertise, to move you toward your goals. Our core difference is providing you peace of mind, confidence and clarity in your financial life. OUR MISSION CLIENTS FIRST INTEGRITY ALWAYS RESPECT FOR ALL EXCELLENCE IN EVERYTHING LEAD THE WAY COMMITMENT TO COMMUNITY PEBO Promise CIRCLE CIRCLE OUR VALUES Our promise CIRCLE embodies values that strengthen relationships. 15 19-PEO-132 Employee Culture Notebook vf.indd 16-17 11/13/2019 5:30:49 PM

NASDAQ: PEBO 8 WORKING TOGETHER. BUILDING SUCCESS. ® STRATEGIC ROAD MAP FOR BEST COMMUNITY BANK IN AMERICA • Commitment to Superior Shareholder Returns • Clients’ 1st Choice for Banking, Investing and Insurance • Great Place to Work • Meaningful Impact on Our Communities • Embrace Risk Management • Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance • Do Things Right the First Time • Raise Your Hand • Discover the Root Cause • Excel at Change Management • Delight the Client • Deliver Expert Advice and Solutions • Provide a Consistent Client Experience • Lead Meaningful Client Reviews • Evolve the Mobile Experience • DWYSYWD • Acquire, Grow and Retain Clients • Earn Client Referrals • Understand Client Needs and Concerns • Live the Sales and Service Processes • Value Our Skills and Expertise • Operate Efficiently • Execute Thoughtful Mergers and Acquisitions • Hire for Values • Strive for Excellence • Invest in Each Other • Promote a Culture of Learning • Coach in Every Direction • Recognize and Reward Performance • Balance Work and Life • Cultivate Diversity • Spread Goodness RESPONSIBLE RISK MANAGEMENT EXTRAORDINARY CLIENT EXPERIENCE PROFITABLE REVENUE GROWTH FIRST CLASS WORKPLACE STRATEGIC ROAD MAP

NASDAQ: PEBO 9 WORKING TOGETHER. BUILDING SUCCESS. ® COVID-19 CREDIT IMPACT CAPITAL & LIQUIDI Y COVID-19 CREDIT IMPACT, CAPITAL & LIQUIDITY

NASDAQ: PEBO 10 WORKING TOGETHER. BUILDING SUCCESS. ® THE CHANGES THAT THE PANDEMIC HAS HAD ON OUR INDUSTRY HAVE BEEN WIDESPREAD AND SWEEPING. • It changed the way we provide our products and services, which is now more digital. • Enabled remote work capabilities for associates as appropriate. • Temporarily moved to lobby access by appointment while redesigning lobbies to enable social distancing. • Remained nimble and provided relief for clients, including setting up administration of new programs like SBA Paycheck Protection Program (PPP). OUR RESPONSE TO COVID-19 ASSOCIATES • Created assistance programs for associates including paying for unexpected childcare and/or elder care, paying for associates that need to quarantine or are not feeling well for an extended period of time • Made donation of $100,000 to our employee assistance program • Associates at the level of Assistant Vice President and below received $500 stock award CLIENTS • We frequently call our clients to check in on them and are being accommodating in their time of need by providing loan modifications, payment deferrals and fee waivers. • Modified $528 million in loans as of June 30. As of December, the balance of COVID related modifications totaled $21 million. • Peoples Bank had the highest PPP loan production as a percentage of total loan balances in phase 1 (through April 16, 2020) for all banks in Ohio, Kentucky and West Virginia. COMMUNITIES • Peoples Bank Foundation donated almost $750,000 in 2020 • Associates donated additional $116,055 to local food banks and pantries as of December 31, 2020. Unless specified otherwise, data as of September 30, 2020.

NASDAQ: PEBO 11 WORKING TOGETHER. BUILDING SUCCESS. ® COMMUNITY RELATIONS DURING COVID-19 4.1 M Followers 441 K Followers / 250K Views / Over 10K Likes & Retweets SOCIAL MEDIA POSTS RECOGNIZING PEOPLES BANK Jobs Ohio provided a 90% guarantee on the first $25 million of increased exposure to small businesses. Clients were able to obtain up to $200,000 in additional financing on terms that were favorable to the clients, subject to certain eligibility requirements. The program concluded in October. 244 K Followers

NASDAQ: PEBO 12 WORKING TOGETHER. BUILDING SUCCESS. ® LOAN PORTFOLIO COMPOSITION • Robust concentration management process focused on portfolio risk diversification • Relationship based lending • CRE and C&I are balanced with Consumer • CRE financing for "A" tier developers only • CRE is 121% of risk based capital at December 31, 2020 • Very limited out of market lending • Growing consumer portfolios organically and through acquisitions • $4.8 billion bank with $25mm guideline for maximum loan exposure per relationship POLICY / UNDERWRITING STANDARDS • Experienced, independent commercial and consumer underwriters • Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis, and industry research • Risk appropriate CRE policy standards that vary by asset class • Established limits on policy exceptions; volume and trends monitored monthly • Use of government guarantee programs when appropriate • Abbreviated approval process for loan exposures < $1.0mm • Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter) CREDIT RISK MANAGEMENT PROCESS MANAGEMENT & MONITORING • Clear segregation of duties between sales & credit functions • Signature approval process with Credit Administration representation • Centralized risk rating, borrowing base monitoring, covenant tracking and testing • Consistent documentation and loan funding process centrally managed by Credit Administration with second review • Experienced workout team dedicated to proactive rehabilitation or exit • Construction loan monitoring and funding process independently managed by Credit Administration staff OVERSIGHT • Board approval required for loan relationships > $25.0mm • External loan review by large accounting and advisory firm • Quarterly Criticized Asset Review (CAR) meetings for loans > $500m • Quarterly review of Systemically Important Relationships (SIRs) • Monthly Loan Quality Committee meetings

NASDAQ: PEBO 13 WORKING TOGETHER. BUILDING SUCCESS. ® COVID-19 RELATED LOAN PAYMENT DEFERRALS COVID-19 RELATED LOAN PAYMENT DEFERRALS* • At June 30, 2020, consumer and commercial loan modifications totaled $528 million, made up of $485 million in commercial loans and $44 million in consumer loans. • As of December 31, 2020, consumer and commercial loan modifications totaled $21 million, made up of $17 million in commercial loans and $4 million of consumer loans. Loan modifications represented less than 0.75% of the loan portfolio (excluding PPP loans). 0 $1 $2 $3 Loan Payment Deferrals 12/316/30 TOTAL DEFERMENT TOTAL EXPOSURE $ B IL L IO N S $528M $21M * Excludes SBA PPP loans. $2.9B $2.8B

NASDAQ: PEBO 14 WORKING TOGETHER. BUILDING SUCCESS. ® ASSET QUALITY 0.000% 0.125% 0.250% 0.375% 12-31-202019201820172016 Charge Offs Annualized Percentage of Net Charge-Offs to Average Loans 90% 95% 100% 12-31-2012-31-1912-31-1812-31-1712-31-16 Percentage of Loans considered Current Percentage of Loans Considered “Current” OUR DELINQUENCY AND NET CHARGE-OFF TRENDS HAVE REMAINED STABLE TO IMPROVING FOR FOUR PLUS YEARS. 98.0% 98.6% 98.5% 98.5% 98.8% 0.09% 0.15% 0.15% 0.04% 0.05%

NASDAQ: PEBO 15 WORKING TOGETHER. BUILDING SUCCESS. ® 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% Q4-20Q3-20Q2-20Q1-20Q4-19Q3-19Q2-19Q1-19Q4-18Q3-18Q2-18Q1-18Q4-17Q3-17Q2-17 Asset Quality - NPAs/Assets NPAS AS A PERCENTAGE OF TOTAL ASSETS HAVE CONSISTENTLY BEEN SUPERIOR TO MIDWEST BANKS WITH $1 TO $10 BILLION IN TOTAL ASSETS. The new accounting for purchased credit deteriorated loans under ASU 2016-13 resulted in the movement of $3.9 million of loans from the 90+ days past due and accruing category to the nonaccrual category on March 31, 2020. As of December 31, 2019, these loans were presented as 90+ days past due and accruing, although they were not accruing interest income, because they were accreting income from the discount that was recognized due to acquisition accounting. Source: S&P Global Market Intelligence. Nonperforming assets include loans 90+ days past due and accruing, renegotiated loans, nonaccrual loans, and other real estate owned. PEBO$1 TO $10 BILLION MIDWEST BANKS N P A S / A S S E T S 0.57% 0.56% 0.49% 0.48% 0.46% 0.46% 0.49% 0.45% 0.48%0.47% 0.50% 0.88% 0.54% ASSET QUALITY 0.50% 0.84%

NASDAQ: PEBO 16 WORKING TOGETHER. BUILDING SUCCESS. ® ASSET QUALITY NPAS AT 12/31/20 WERE PRIMARILY COMPOSED OF WELL-COLLATERALIZED COMMERCIAL REAL ESTATE AND RESIDENTIAL REAL ESTATE LOANS. DECREASE DURING Q4 2020 WAS MAINLY DUE TO CRE & RESIDENTIAL.* C&IRESIDENTIALCRE HELOC CONSUMER $ M IL L IO N S $0 $5 $10 $15 $20 $25 $30 Q4-20Q3-20Q2-20Q1-20Q4-19Q3-19Q2-19Q1-19Q4-18Q3-18Q2-18Q1-18Q4-17Q3-17Q2-17Q1-17Q4-16Q3-16Q2-16Q1-16 NPA Composition * The new accounting for purchased credit deteriorated loans under ASU 2016-13 resulted in the movement of $3.9 million of loans from the 90+ days past due and accruing catego- ry to the nonaccrual category on March 31, 2020. As of December 31, 2019, these loans were presented as 90+ days past due and accruing, although they were not accruing interest income, because they were accreting income from the discount that was recognized due to acquisition accounting. $0 $5 $10 $15 $20 $25 $30 Q4-20Q3-20Q2-20Q1-204Q3-19Q2-19Q1-19Q4-183 18Q2-18Q1-18Q4-17Q3-172-17Q1-17Q4-16Q3-16Q2-161-16 NPA Composition

NASDAQ: PEBO 17 WORKING TOGETHER. BUILDING SUCCESS. ® Asset Quality 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Q4-20Q3-20Q2-20Q1-20FY-19FY-18FY-17FY-16FY-15 CLASSIFIED AND CRITICIZED LOANS AS A PERCENTAGE OF TIER 1 CAPITAL ARE WELL MANAGED. *In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful. ASSET QUALITY CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL * CRITICIZED LOANS / TIER 1 CAPITAL + ALLL * 39.16% 29.89% 25.61% 28.10% 19.34% 17.40% 10.78% 13.14% 21.22% 14.49% 19.58% 14.82% 22.42% 14.15% 26.54% 16.37% 27.09% 15.52%

NASDAQ: PEBO 18 WORKING TOGETHER. BUILDING SUCCESS. ® 203% 121% 0% 50% 100% 150% 200% 250% 300% 350% 400% PFC TSC FCF TMP SYBT CCNE Universe $1-$10 B CHCO FISI LKFN SM MF FRME GABC HBNC CTBI NWBI FMN B PRK THFF PEBO SRCE Peer Bank Subs - CRE Loans / Risk-Based Capital • Exposure levels also compare favorably to peer institution concentration levels. CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK. PEER BANK SUBS – CRE LOANS / RISK-BASED CAPITAL Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/20. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). The Proxy Peer Group is used above for comparative purposes. Note: For the following peers, 12/31/20 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: SMMF, FMNB. 300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE CRE CONCENTRATION ANALYSIS

NASDAQ: PEBO 19 WORKING TOGETHER. BUILDING SUCCESS. ® 45% 25% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% SYBT FISI LKFN STBA TSC CCNE SMMF Universe $1-$10 B THFF HBNC GABC FRME FCF CTBI TMP PRK FMNB PEBO NWBI SRCE CHCO Peer Bank Subs -- Construction, Land, and Land Development Loans / Risk-Based Capital PEER BANK SUBS – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL CRE CONCENTRATION ANALYSIS Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/20. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). The Proxy Peer Group is used above for comparative purposes. Note: For the following peers, 12/31/20 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: SMMF, FMNB. 100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE

NASDAQ: PEBO 20 WORKING TOGETHER. BUILDING SUCCESS. ® TOTAL LOAN PORTFOLIO* = $3.0 BILLION, WHICH EXCLUDES $367 MILLION OF PPP LOANS TOTAL CRE PORTFOLIO** = $0.9 BILLION LOAN COMPOSITION Data as of December 31, 2020. *Excludes deposit overdrafts. **Total CRE includes commercial real estate and construction loans, and exposure includes commitments. LOAN COMPOSITION REFLECTS HEALTHY RISK DIVERSITY. COMMERCIAL REAL ESTATE (CRE) 31% COMMERCIAL & INDUSTRIAL 20% RESIDENTIAL REAL ESTATE 19% HOME EQUITY LINES OF CREDIT 4% APARTMENT 10% MIXED USE 10% LIGHT INDUSTRIAL 8% AGRICULTURE 2% GAS STATION 4% OFFICE BUILDINGS 15% Loan Composition Commercial Real Estate PortfolioLoan Portfolio (Excluding Deposit Overdrafts) Commercial Real Estate Portfolio 1 2 3 4 RETAIL 10% LODGING 5% WAREHOUSE 7% ASSISTED LIVING 6% EDUCATION SERVICES 5% OTHER 18% 1 2 3 4 5 6 7 8 9 10 11 12 2 3 1 4 5 6 7 8 9 10 11 12 2 3 14 5 7 8 CONSUMER, INDIRECT 17% CONSUMER, DIRECT 3% PREMIUM FINANCE LOANS 4% CONSTRUCTION 4% 5 6 7 8 6

NASDAQ: PEBO 21 WORKING TOGETHER. BUILDING SUCCESS. ® CURRENT EXPECTED CREDIT LOSSES SUMMARY ECONOMIC FORECAST – KEY DRIVERS AT DECEMBER 31, 2020 CECL KEY ASSUMPTIONS Day 1 CECL adoption resulted in a $5.8 million pre-tax increase to the allowance, driven by: • Estimated life of loans • 1 Year economic forecast as of 1.1.20 • Mix of acquired and organic loans • 1 Year straight-line reversion • Discounted Cash Flow (DCF) methodology 0% 6% 12% Q4-20Q3-20Q2-21Q1-21 Percentage of Loans considered Current US Unemployment Ohio GDP Ohio Unemployment 6.88% 7.14% 7.01% 6.77% 0% 6% 12% Q4-21Q3-21Q2-21Q1-21 Percentage of Loans considered Current -1.29% 10.35% 4.19% 0% 6% 12% Q4-21Q3-21Q2-21Q1-21 Percentage of Loans considered Current 5.31% 5.76% 5.79% 5.72% PERTINENT CREDIT STATS AS OF DECEMBER 31, 2020 • Allowance for credit losses was $50.3 million, up from $21.6 million Dec 31, 2019 • Allowance for credit losses as a percentage of total loans was 1.48%, and was negatively impacted 18 basis points by PPP loans • Nonperforming assets as a percentage of total loans was 0.82% • Allowance for credit losses as a percent of nonperforming loans was 180.14% 3.69%

NASDAQ: PEBO 22 WORKING TOGETHER. BUILDING SUCCESS. ® Average, 1.19 Median, 1.23 0 0.5 1 1.5 2 2.5 3 SRCE THFF STBA GABC FCF PFC PEBO HBNC SYBT NBTB FISI CTBI SMMF LKFN NWBI CIVB PRK FMNB CCNE TMP CHCO TSC Re se rv e as a % o f L oa ns 4Q20 Reserves as a % of LoansPEBO IS SLIGHTLY MORE RESERVED COMPARED TO PEERS AS OF DECEMBER 2020 Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/2020. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2020. RESERVES AS A % OF LOANS RESERVES TO ASSETS AVERAGE 1.3 EDIAN 1.461.48

NASDAQ: PEBO 23 WORKING TOGETHER. BUILDING SUCCESS. ® BANK LEVEL REGULATORY CAPITAL RATIOS CAPITAL IN A COVID-19 ENVIRONMENT 4Q 2021 (STRESSED) 4Q 2020 4Q 2019 WELL CAPITALIZED LIMIT Total risk-based capitalCommon equity tier 1 capital Tier 1 capital Total risk-based capital (Bank) Tier 1 leverage WE HAVE LOOKED AT OUR CAPITAL LEVELS UNDER DIFFERENT STRESSED SCENARIOS. • The graph below is based on the following key stressed assumptions, related to bank capital: • No net income for 2021, dividend continues at $0.35 per quarter, a measured approach on share repurchases, growth in loans from the premium finance acquisition and runoff of the PPP loans in future periods. • Capital is most constrained at the total risk based capital level at the bank • Assuming the scenario above, Peoples could withstand pre-tax losses of approximately $100 million (in addition to stressed scenario) in 2021, and still remain above well capitalized levels for all regulatory ratios at the bank level. • We will continue to perform capital stress testing and will adjust capital levers (dividends and share repurchases) to maintain adequate capital during the crisis. 0.04 0.06 0.08 0.1 0.12 0.14 0.16 Common Equity Tier 1 capital Well Capitalized Limit (CET1) Tier 1 capital Well Capitalized Limit (Tier 1) Regulatory Capital Ratios 4Q 2019 4Q 2020 4Q 2021 (Stressed) Well Capitalized Limit

NASDAQ: PEBO 24 WORKING TOGETHER. BUILDING SUCCESS. ® ACQUISITIONS • Bank acquisitions completed in 2014 (3), 2015 (1), 2018 (1), and 2019 (1) • Insurance acquisitions completed in 2014 (1), 2015 (1), 2017 (2), and 2020 (1) • One investment acquisition was completed in 2016 • One premium finance acquisition effective July 1, 2020 CAPITAL PRIORITIES • Organic growth • Dividends • Acquisition activities • Share repurchases PRUDENT USE OF CAPITAL DIVIDENDS • Dividend paid increased from $0.15 per share for Q1 2016 to $0.35 in the most recent quarter • Consistently evaluate dividend and adjust accordingly – annualized dividend yield at February 26, 2021 was 4.37%. SHARE REPURCHASES • Prudent repurchase of shares • Repurchased shares in all four quarters of 2020

NASDAQ: PEBO 25 WORKING TOGETHER. BUILDING SUCCESS. ® LIQUIDITY IN A COVID-19 ENVIRONMENT WE ARE WELL POSITIONED FROM A LIQUIDITY PERSPECTIVE • We had a loan-to-deposit ratio of 87% at December 31, 2020, which enables us to be flexible and grow loans when it is prudent. • We can leverage our investment securities to gain liquidity through sales or pledging. • Our loans give us the ability to increase borrowing capacity by pledging loans to provide liquidity to meet the borrowing needs of our customers. • As needed, we will utilize the Federal Reserve’s program to pledge the SBA PPP loans as collateral for our borrowings. • We saw an increase in our deposits in 2020, as we experienced inflows from stimulus money to consumers, and the majority of PPP money was deposited within the bank. • We realize that these inflows will likely diminish over time and will remain focused on maintaining a high level of borrowing capacity at the Federal Reserve Bank, the FHLB of Cincinnati and other funding sources. • Over the long run, we anticipate funding the premium finance portfolio through a combination of security liquidations and shorter term wholesale funding.

NASDAQ: PEBO 26 WORKING TOGETHER. BUILDING SUCCESS. ® 87.02% 70% 75% 80% 85% 90% 95% 100% STBA TSC CIVB PRK SMMF SRCE LKFN FCF PFC NWBI SYBT CTBI PEBO HBNC FISI NBTB TMP CCNE FMNB CHCO GABC Loans / Deposits - Peer Group AS OF DECEMBER 2020, OUR LOAN-TO-DEPOSIT RATIO WAS LOW COMPARED TO PEER GROUP, WHICH POSITIONS US WELL FROM A LIQUIDITY PERSPECTIVE. DEPOSIT FRANCHISE IN A COVID-19 ENVIRONMENT N O T T O S C A L E Source: S&P Global Market Intelligence Data as of December 31, 2020 UNIV. $1- $10 B AVERAGE: 84.88% The Proxy Peer Group is used above for comparative purposes.

NASDAQ: PEBO 27 WORKING TOGETHER. BUILDING SUCCESS. ® 0.40 0.29 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 0.50 0.55 0.60 Total Deposit Cost (%)PEBO IS MEANINGFULLY BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS AS OF DECEMBER 31, 2020. Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/2020. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2020. TOTAL DEPOSIT COST (%) COST OF DEPOSITS N O T T O S C A L E

NASDAQ: PEBO 28 WORKING TOGETHER. BUILDING SUCCESS. ® Q4 & FY 2020 FINANCIAL INSIGHTS

NASDAQ: PEBO 29 WORKING TOGETHER. BUILDING SUCCESS. ® Effective July 1, 2020, Peoples closed on the asset purchase agreement under which Peoples Bank acquired the operations and assets of Triumph Premium Finance (“TPF”), a division of TBK Bank, SSB. Based in Kansas City, Missouri, Peoples Premium Finance will continue to provide premium finance services for customers to purchase property and casualty insurance products through its growing network of independent insurance agency partners nationwide. Peoples Bank acquired $84.8 million in loans at acquisition date, after preliminary fair value adjustments. As of December 31, 2020, Peoples Premium Finance loans had grown to $114.8 million. Former Senior Vice President of TPF, John Binaggio, manages the insurance premium financing operations for Peoples Bank, now called Peoples Premium Finance. For the client, premium financing is typically done with a 15 - 20% down payment, followed by 9 - 10 monthly payments. Premium financing is typically done with a 15 - 20% down payment, followed by 9 - 10 monthly payments. PEOPLES PREMIUM FINANCE

NASDAQ: PEBO 30 WORKING TOGETHER. BUILDING SUCCESS. ® Q4 & FY 2020 HIGHLIGHTS & KEY IMPACTS FINANCIAL: • Recorded net income of $20.8 million for the fourth quarter of 2020, representing earnings per diluted common share of $1.06. • Net interest income was $34.3 million for the fourth quarter of 2020, a decrease of $811,000, or 2%, compared to the third quarter of 2020. • Total non-interest income, excluding gains and losses, increased $509,000, or 3% for the fourth quarter of 2020 compared to the third quarter of 2020. • Total non-interest income, excluding net gains and losses, for the fourth quarter of 2020 was 34% of total revenue. • Total non-interest expense decreased by 3% compared to the third quarter of 2020. • Asset quality metrics remained strong during the fourth quarter and for the full year of 2020. • Delinquency trends remained relatively stable as loans considered current comprised 98.9% of the loan portfolio at December 31, 2020, compared to 99.2% at September 30, 2020, and 98.6% at December 31, 2019. • Period-end total deposit balances at December 31, 2020 decreased $41.5 million, or 1%, compared to September 30, 2020 and increased $619.0 million, or 19% compared to December 31, 2019. • Period-end total loan balances decreased $69.1 million compared to September 30, 2020, and increased $529.4 million compared to December 31, 2019. 1 2

NASDAQ: PEBO 31 WORKING TOGETHER. BUILDING SUCCESS. ® Q4 & FY 2020 HIGHLIGHTS & KEY IMPACTS RECOGNITION: • Peoples Bank was recognized as the number one bank in West Virginia as part of Forbes’ annual list of America’s Best-In-State Banks and Credit Unions 2020. • For the 2nd year in a row, Peoples Bank has been recognized as a Top Workplace by cleveland.com and the Cleveland Plain Dealer. • Peoples Bank received the Marietta Times Readers Choice Awards for Best Bank and Best Mortgage. Peoples Bank finished as runner up for Best Insurance Agency and Best Employer. • Peoples Bank became the first bank in Ohio to get a USDA B&I CARES Act Loan approved. • Peoples Bank received a 2019 Top 10 Lender of the Year award from the U.S. Small Business Administration (SBA) Columbus District Office. • Peoples Bank received the Huntington (WV) Herald Dispatch Readers Best Bank award for Boyd County, KY and Lawrence County, OH. • Peoples Bank received the Parkersburg News and Sentinel Rewards Choice Award for Best Mortgage. Peoples Bank finished as runner up for Best Bank.

Q4 & FY 2020
HIGHLIGHTS & KEY IMPACTS
NASDAQ: PEBO


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PEOPLES BANK CONTINUES TO ADD TECHNOLOGY THAT CLIENTS CARE ABOUT

- Contactless debit cards
- Cardless cash (ability to use ATM via mobile app without debit card)
- Card Controls (ability to lock/unlock debit card)
- Transaction alerts
- Ability to setup PayPal using debit card
- Zelle® - (Send & Receive money)
- Mobile check deposit
- Stand alone Insurance App
- Stand alone Retirement App

8% ↑ **Increase in** online banking users *(Jan 2020 vs. Jan 2021)*

35% ↑ **Increase in** mobile deposit monthly users *(Jan 2020 vs. Jan 2021)*

9% ↑ **Increase in** mobile banking users

30% ↑ **Increase in** card control active users

9% ↑ **Increase in** in clients receiving e-statements

98% ↑ **Increase in** active Zelle© users

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WORKING TOGETHER. BUILDING SUCCESS.®

NASDAQ: PEBO 33 WORKING TOGETHER. BUILDING SUCCESS. ® 0 5 10 15 20 RUSSELL 2000 FINANCIAL SERVICES PEER GROUP PEBO S&P 500 -40% -30% -20% -10% 0% 10% 20% 30% 40% Lorem ipsum STOCK PERFORMANCE Total Return includes impact of dividends Peers include: SRCE, NWBI, CHCO, CCNE, CTBI, PRK, SMNB, SCF, HBNC, PFC, SNMF, THFF, GABC, STBA, LKSN, SYBT, TMP, FISI, TSC, CIVB, NBTB Source: Bloomberg THE INDUSTRY UNDER-PERFORMED THE MARKET IN 2020, GIVEN THE UNKNOWN RAMIFICATIONS OF COVID-19 ON FUTURE BANK PROFITABILITY. 1-YEAR 3-YEAR 5-YEAR 10-YEAR -17% -18% 18% -2% -3% 14% 12% 7% 15% 9% 9% 14% CUMULATIVE TOTAL RETURN YEAR TO DATE AS OF FEBRUARY 26, 2021 16% -2% 3% 8% 10% 12% 13% 2% TOTAL ANNUAL RETURN AS OF DECEMBER 31, 2020

NASDAQ: PEBO 34 WORKING TOGETHER. BUILDING SUCCESS. ® $0 $50,000 $100,000 $150,000 $200,000 $250,000 FY-20FY-19FY-18FY-17FY-16FY-15 Lorem ipsum TOTAL REVENUE OF $203 MILLION FOR FULL YEAR OF 2020. TOTAL REVENUE $51,070 $52,653 $57,234 $64,892 $47,441 $97,612 $104,865 $113,377 $129,612 $140,838 NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSESNET INTEREST INCOME ($ T H O U S A N D S ) Beginning in the second quarter of 2018, Peoples benefited from the acquisition of ASB Financial Corp. Additionally, beginning in the second quarter of 2019, Peoples benefited from the acquisition of First Prestonsburg Bancshares Inc., and in the third quarter of 2020 Peoples benefited from the acquisition of Triumph Premium Finance. $64,330 $138,923

NASDAQ: PEBO 35 WORKING TOGETHER. BUILDING SUCCESS. ® Insurance and Investment Income Composition Insurance Revenue*Investment Revenue* In su ra nc e an d In ve st m en t In co m e C om po si ti on In su ra nc e R ev en ue * In ve st m en t R ev en ue * INSURANCE & INVESTMENT INCOME COMPOSITION 1 1 FIDUCIARY 51% 2 BROKERAGE 33% 3 EMPLOYEE BENEFITS 16% 3 2 TOTAL INSURANCE REVENUE FY 2020 $14.0 MILLION TOTAL INVESTMENT REVENUE FY 2020 $13.7 MILLION 1 P&C COMMERCIAL LINES 56% 2 PERFORMANCE BASED 10% 3 P&C PERSONAL LINES 17% 4 LIFE & HEALTH 14% 5 OTHER 3% 1 3 2 4 5

NASDAQ: PEBO 36 WORKING TOGETHER. BUILDING SUCCESS. ® Core Non-Interest Expense* $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 FY-20FY-19FY-18FY-17FY-16FY-15 **Non-core expenses include acquisition related expenses and other one time expenses. 2014, 2015, 2018 and 2019 included a partial quarter of expenses resulting from the Midwest Bancshares, Inc. (2014), Ohio Heritage Bancorp, Inc. (2014), North Akron Savings Bank (2014), National Bank and Trust (2015), American Savings Bank (2018), and First Prestonsburg (2019) and Triumph Premium Finance (2020) acquisitions, respectively, such as salaries and occupancy expenses. * Non-US GAAP financial measure. See Appendix. THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, OUR MOVE TO A $15 MINIMUM WAGE, AND AN INCREASE IN FTE’S FOR GROWTH AND TECHNOLOGY INVESTMENTS. COVID-19 IS NOT EXPECTED TO CAUSE A MATERIAL INCREASE IN EXPENSES. CORE NON-INTEREST EXPENSE* NON-CORE EXPENSES** CORE NON-INTEREST EXPENSES* ($ T H O U S A N D S ) N O T T O S C A L E $1.3M

NASDAQ: PEBO 37 WORKING TOGETHER. BUILDING SUCCESS. ® EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS* Efficiency Ratio Adjusted for Non-Core Items* 55% 57% 59% 61% 63% 65% 67% 69% 71% 73% 75% FY-20FY-19FY-18FY-17FY-16FY-15 $50,000 $64,000 $78,000 $92,000 $106,000 $120,000 YTD-19**FY-18**FY-17FY-16FY-15**FY-14** COVID-19 AND REDUCED NET INT REST MARGIN IMP CTED THE EFFICIENCY RATIO IN 2020 *The efficiency ratio adjusted for non-core items is defined as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core non-interest income excluding all gains and losses. This amount represents a non-US GAAP financial measure since it excludes the impact of all gains and/or losses, acquisition-related expenses, COVID-19-related expenses, pension settlement charges, amortization of other intangible assets and uses fully tax-equivalent net interest income. See Appendix. 67.49% 64.30% 61.85% 61.32% 61.09% N O T T O S C A L E 69.55% 61.94%

NASDAQ: PEBO 38 WORKING TOGETHER. BUILDING SUCCESS. ® 0.0% 0.5% 1.0% 1.5% 2.0% FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 3% 6% 9% 12% 15% FY-20FY-19FY-18FY-17FY-16FY-15 $14 $15 $16 $17 $18 $19 $20 $21 FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 FY-20FY-19FY-18FY-17FY-16FY-15 1.25% 1.50% 1.75% 2.00% 2.25% Tangible Book Value Per Share 0.0% 0.5% 1.0% 1.5% 2.0% FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 3% 6% 9% 12% 15% FY-20FY-19FY-18FY-17FY-16FY-15 $14 $15 $16 $17 $18 $19 $20 $21 FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 FY-20FY-19FY-18FY-17FY-16FY-15 1.25% 1.50% 1.75% 2.00% 2.25% Tangible Book Value Per Share 0.0% 0.5% 1.0% 1.5% 2.0% FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 3% 6% 9% 12% 15% FY-20FY-19FY-18FY-17FY-16FY-15 $14 $15 $16 $17 $18 $19 $20 $21 FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 FY-20FY-19FY-18FY-17FY-16FY-15 1.25% 1.50% 1.75% 2.00% 2.25% Tangible Book Value Per Share WE HAVE MADE STEADY PROGRESS ON THESE METRICS OVER THE RECENT YEARS. THE PROVISION FOR CREDIT LOSSES, INTEREST RATE ENVIRONMENT, AND OTHER ECONOMIC IMPACTS OF COVID-19 SIGNIFICANTLY IMPACTED THESE METRICS IN 2020. 0.97% IMPROVEMENT IN KEY METRICS 1 Non-US GAAP financial measure. See Appendix. RETURN ON VERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 TANGIBLE BOOK VALUE PER SHARE1 PPNR ADJUSTED FOR NON-CORE ITEMS1 PPNR TO TOTAL AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS1 0.0% 0.5% 1.0% 1.5% 2.0% FY-20FY-19FY-18FY-17FY-16FY-15 Improve ent In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 3% 6% 9% 12% 15% FY-20FY-19FY-18FY-17FY-16FY-15 $14 $15 $16 $17 $18 $19 $20 $21 FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 FY-20FY-19FY-18FY-17FY-16FY-15 1.25% 1.50% 1.75% 2.00% 2.25% Tangible Book Value Per Share 1.08% 1.32% 1.42% 11.30% 11.40% 15.48% 15.32% $15.89 $17.17 $18.30 $41.6 ($ M IL L IO N S ) N O T T O S C A L E N O T T O S C A L E N O T T O S C A L E $20.14 $58.6 $68.4 $50.4 $76.0 1.52% 1.67% 1.77% 1.80% 1.34% 7.32% 0.62% $14.68 $19.99 0.83% 9.94% $74.5 1.57%

NASDAQ: PEBO 39 WORKING TOGETHER. BUILDING SUCCESS. ® TOTAL LOAN GROWTH ($ M IL L IO N S ) N O T T O S C A L E ASB ACQUIRED LOANS TOTAL LOANS EXCEPT ASB, FIRST PRESTONSBURG & PPP & PREMIUM FINANCE AVERAGE LOAN BALANCES FIRST PRESTONSBURG ACQUIRED LOANS $1,500 $1,900 $2,300 $2,700 $3,100 $3,500 FY-19FY-18FY-17FY-16FY-15 Total Loan Growth FY-20 TOTAL LOANS WERE $3.4 BILLION AS OF DECEMBER 31, 2020, WHICH INCLUDED $366.9 MILLION OF PPP LOANS. TOTAL PPP LOANS TOTAL PREMIUM FINANCE LOANS

NASDAQ: PEBO 40 WORKING TOGETHER. BUILDING SUCCESS. ® PAYCHECK PROTECTION PROGRAM SUCCESS OH KY WV PPP RESULTS • Assisted 3,898 businesses with SBA PPP loans with obtaining approximately $500 million in loans authorized as of December 31, 2020. • Peoples Bank had the highest PPP loan production as a percentage of total loan balances in phase 1 (through April 16, 2020) for all banks in Ohio, Kentucky and West Virginia. • Weighted average origination fee on the volume of PPP loans originated was 3.3%. • Approximately 40% of PPP loans were made to new clients. • As of December 31, 2020, we have added approximately $50 million in new deposit accounts, $24 million in loans and $250,000 in annual fee revenue related to PPP clients. • Over $132 million in PPP Second Draw loan applications received as of February 26, 2021 COUNTIES WITH PEBO PPP LOAN PEBO PPP GEOGRAPHIC FOOTPRINT AS OF DECEMBER 31, 2020

NASDAQ: PEBO 41 WORKING TOGETHER. BUILDING SUCCESS. ® Earning Asset Mix $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 FY-20FY-19FY-18FY-17FY-16FY-15 20% 30% 40% 50% 60% 70% 80% EARNING ASSET MIX FROM 2013 TO 2018, THE PERCENTAGE OF EARNING ASSETS COMPOSED OF INVESTMENTS DECREASED. IN 2020, THE INCREASE IN LOANS AS A PERCENTAGE OF EARNING ASSETS WAS DUE TO PPP LOANS. T O TA L E A R N IN G A S S E T S (I N $ B IL L IO N S ) P E R C E N TA G E O F T O TA L E A R N IN G A S S E T S LOANSINVESTMENTS INVESTMENTS % LOANS % 70% 72% 73% 76% 74% 30% 28% 27% 24% 26% 78% 80% 20%

NASDAQ: PEBO 42 WORKING TOGETHER. BUILDING SUCCESS. ® TOTAL DEPOSIT BALANCES AT DECEMBER 31, 2020 INCREASED 19% COMPARED TO DECEMBER 31, 2019. DEPOSIT BALANCES BENEFITED FROM PPP LOAN PROCEEDS AND FISCAL STIMULUS FOR CONSUMERS AND COMMERCIAL CLIENTS. *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. DEPOSIT GROWTH Deposit Growth $100 $750 $1400 $2050 $2700 $3350 $4000 FY-20FY-19FY-18FY-17FY-16FY-15 43% $2,536 $2,510 $2,730 $2,955 $3,291 DDAs* ($ M IL L IO N S ) N O T T O S C A L E BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDAs* NON-INTEREST-BEARING DDAs* $3,910

NASDAQ: PEBO 43 WORKING TOGETHER. BUILDING SUCCESS. ® Q4 & FY 2020 Q4 & FY 2020 APPENDIX

NASDAQ: PEBO 44 G:\Data\marketing\Investor Presentation\2020\Q4\Appendix\Appendix Q4.2020_Pre-Provision_pg 45 Appendix 1 ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 Income before income taxes 24,178$ 14,816$ 45,282$ 57,203$ 54,941$ 65,358$ 42,646$ Add: Provision for loan/credit losses 339 14,097 3,539 3,772 5,448 2,504 26,254 Add: Loss on debt extinguishment – – 707 – – – – Add: Loss on OREO 68 530 34 116 35 98 120 Add: Loss on securities – – 1 – 147 – 368 Add: Loss on other assets 430 696 427 – 469 692 170 Add: Loss on other transactions – 43 – – 76 – – Less: Gain on OREO – – – – 14 – – Less: Gains on securities 398 729 931 2,983 1 164 – Less: Gains on other assets – – 35 28 76 8 – Less: Gains on other transactions 67 – – 25 168 – – Pre-provision net revenue 24,550$ 29,453$ 49,024$ 58,055$ 60,857$ 68,480$ 69,558$ Average assets (in millions) 2,241$ 3,112$ 3,320$ 3,510$ 3,872$ 4,222$ 4,739$ Pre-provision net revenue to average assets 1.10% 0.95% 1.48% 1.65% 1.57% 1.62% 1.47% APPENDIX NON-US GAAP MEASURES PRE-PROVISION NET REVENUE Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. (a) Presented on an annualized basis

NASDAQ: PEBO 45 PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding system upgrade revenue waived, acquisition-related costs, COVID-19-related expenses and pension settlement charges, plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. (a) Presented on an annualized basis APPENDIX NON-US GAAP MEASURES G:\Data\marketing\Investor Presentation\2020\Q4\Appendix\Appendix Q4.2020_Pre-Provision_pg 45 Appendix 2 ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 24,178$ 14,816$ 45,282$ 57,203$ 54,941$ 65,358$ 42,646$ – – 85 – – – – 4,752 10,722 – 341 7,262 7,287 1,459 – – – – – – 1,332 – – 1,259 – – – – 298 592 – – – 270 1,055 1,400 459 – 242 267 – 1,054 339 14,097 3,539 3,772 5,448 2,504 26,254 – 520 707 – – – – 68 529 34 116 35 98 120 – – 1 – 147 – 368 430 696 427 – 469 692 170 – 43 – – 76 – – – – – – 14 – – 398 729 931 2,983 1 164 – – – 35 28 76 8 – Income before income taxes Add: System upgrade revenue waived Add: Acquisition-related costs Add: COVID-19-related expenses Add: System upgrade costs Add: Other non-core costs Add: Pension settlement charges Add: Provision for loan/credit losses Add: Loss on debt extinguishment Add: Loss on OREO Add: Loss on securities Add: Loss on other assets Add: Loss on other transactions Less: Gain on OREO Less: Gains on securities Less: Gains on other assets Less: Gains on other transactions 67 – – 25 168 – – Pre-provision net revenue 31,067$ 41,702$ 50,368$ 58,638$ 68,386$ 76,037$ 74,458$ Average assets (in millions) 2,241$ 3,112$ 3,320$ 3,510$ 3,872$ 4,222$ 4,739$ Pre-provision net revenue to average assets 1.39% 1.34% 1.52% 1.67% 1.77% 1.80% 1.57% PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS

NASDAQ: PEBO 46 G:\Data\marketing\Investor Presentation\2020\Q4\Appendix\Appendix Q4.2020_Pre-Provision_pg 45 Appendix 3 ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 40,020$ 46,382$ 50,867$ 55,573$ 56,754$ 64,274$ 63,672$ 398 729 930 2,983 (146) 164 (368) (431) (1,788) (1,133) (63) (334) (782) (290) – – 85 – – – – 40,053$ 47,441$ 51,155$ 52,653$ 57,234$ 64,892$ 64,330$ Total non-interest income Less: net gain (loss) on investment securities Less: net loss on asset disposals and other transactions Add: core banking system conversion revenue waived Core non-interest income excluding gains and losses ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 85,009$ 115,081$ 106,911$ 107,975$ 125,977$ 137,250$ 133,695$ – – 1,259 – – – – 4,752 10,722 – 341 7,262 7,287 489 1,400 459 – 242 267 – 1,054 – – – – – – 1,332 298 592 – – – 270 1,055 Total non-interest expense Less: system conversion expenses Less: acquisition-related expenses Less: pension settlement charges Less: COVID-19-related expenses Less: other non-core charges Core non-inerest expense 78,559$ 103,308$ 105,652$ 107,392$ 118,448$ 129,693$ 129,765$ G:\Data\marketing\Investor Presentation\2020\Q4\Appendix\Appendix Q4.2020_Pre-Provision_pg 45 Appendix 3 ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 40,020$ 46,382$ 50,867$ 55,573$ 56,754$ 64,274$ 63,672$ 398 729 930 2,983 (146) 164 (368) (431) (1,788) (1,133) (63) (334) (782) (290) – – 85 – – – – 40,053$ 47,441$ 51,155$ 52,653$ 57,234$ 64,892$ 64,330$ Total non-interest income Less: net gain (loss) on investment securities Less: net loss on asset disposals and other transactions Add: core banking system conversion revenue waived Core non-interest income excluding gains and losses ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 85,009$ 115,081$ 106,911$ 107,975$ 125,977$ 137,250$ 133,695$ – – 1,259 – – – – 4,752 10,722 – 341 7,262 7,287 489 1,400 459 – 242 267 – 1,054 – – – – – – 1,332 298 592 – – – 270 1,055 Total non-interest expense Less: system conversion expenses Less: acquisition-related expenses Less: pension settlement charges Less: COVID-19-related expenses Less: other non-core charges Core non-inerest expense 78,559$ 103,308$ 105,652$ 107,392$ 118,448$ 129,693$ 129,765$ CORE NON-INTEREST INCOME Core non-interest income is a financial measure used to evaluate Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived. CORE NON-INTEREST EXPENSE Core non-interest expense is a financial measure used to evaluate Peoples’ recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, COVID-19-related expenses, pension settlement charges, and other non-recurring expenses. CORE NON-INTEREST INCOME Core non-interest income is a financial measure used to evaluate Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived. CORE NON-INTEREST EXPENSE Core non-interest expense is a financial measure used to evaluate Peoples’ recurring expense stream. This measure is on-US GAAP si ce it excludes the impact of core banking system conversion expenses, acquisition-related expenses, COVID-19-related expen es, pension settlement charges, and other non-recurring expenses. APPENDIX NON-US GAAP MEASURES

NASDAQ: PEBO 47 EFFICIENCY RATIO The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and all losses. This measure is non-US GAAP since it excludes amortization of other intangible assets, system upgrade revenue waived and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. G:\Data\marketing\Investor Presentation\2020\Q4\Appendix\Appendix Q4.2020_Pre-Provision_pg 45 Appendix 4 ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 85,009$ 115,081$ 106,911$ 107,975$ 125,977$ 137,250$ 133,695$ 1,428 4,077 4,030 3,516 3,338 3,359 3,223 83,581 111,004 102,881 104,459 122,639 133,891 130,472 40,053 47,441 51,070 52,653 57,234 64,892 64,330 69,506 97,612 104,865 113,377 129,612 140,838 138,923 1,335 1,978 2,027 1,912 881 1,068 1,054 70,841 99,590 106,892 115,289 130,493 141,906 139,977 110,894$ 147,031$ 157,962$ 167,942$ 187,727$ 206,798$ 204,307$ 75.37% 75.50% 65.13% 62.20% 65.33% 64.74% 63.86% 78,559$ 103,308$ 105,652$ 107,392$ 118,448$ 129,693$ 129,765$ 1,428 4,077 4,030 3,516 3,338 3,359 3,223 77,131 99,231 101,622 103,876 115,110 126,334 126,542 40,053 47,441 51,070 52,653 57,234 64,892 64,330 70,841 99,590 106,892 115,289 130,493 141,906 139,977 110,894 147,031 157,962 167,942 187,727 206,798 204,307 Total non-interest expense Less: amortization on other intangible assets Adjusted total non-interest expense Total non-interest income excluding net gains and losses Net interest income Add: fully taxable equivalent adjustment Net interest income on a fully taxable equivalent basis Adjusted revenue Efficiency ratio Core non-interest expense Less: amortization on other intangible assets Core non-interest income excluding gains and losses Net interest income on a fully taxable equivalent basis Adjusted core revenue Efficiency ratio adjusted for non-core items 69.55% 67.49% 64.33% 61.85% 61.32% 61.09% 61.94% APPENDIX NON-US GAAP MEASURES

NASDAQ: PEBO 48 TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’ equity. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples’ consolidated financial statements. G:\Data\marketing\Investor Presentation\2020\Q4\Appendix\Appendix Q4.2020_Pre-Provision_pg 45 Appendix 5 ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 Tangible equity Total stockholders equity 340,118$ 419,789$ 435,261$ 458,592$ 520,140$ 594,393$ 575,673$ Less: goodwill and other intangible assets 109,158 149,617 146,018 144,576 162,085 177,503 184,597 Tangible equity 230,960 270,172 289,243 314,016 358,055 416,890 391,076 Tangible assets Total assets 2,567,769$ 3,258,970$ 3,432,348$ 3,581,686$ 3,991,454$ 4,354,165$ 4,760,764$ Less: goodwill and other intangible assets 109,158 149,617 146,018 144,576 162,085 177,503 184,597 Tangible assets 2,458,611 3,109,353 3,286,330 3,437,110 3,829,369 4,176,662 4,576,167 Tangible equity to tangible assets 9.39% 8.69% 8.80% 9.14% 9.35% 9.98% 8.55% Tangible book value per share Tangible equity 230,960$ 270,172$ 289,243$ 314,016$ 358,055$ 416,890$ 391,076$ Common shares outstanding 14,836,727 18,404,864 18,200,067 18,287,449 19,565,029 20,698,941 19,563,979 Tangible book value per share 15.57$ 14.68$ 15.89$ 17.17$ 18.30$ 20.14$ 19.99$ APPENDIX NON-US GAAP MEASURES

NASDAQ: PEBO 49 RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS The return on average assets adjusted for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, COVID-19-related expenses, acquisition-related expenses and pension settlement charges. (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 periods and 35% for the 2017 period. APPENDIX NON-US GAAP MEASURES (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. G:\Data\marketing\Investor Presentation\2020\Q4\Excel\Appendix revisions pages 49-51 Appendix 6 ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 Return on average assets Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ Total average assets 2,240,534 3,111,853 3,320,447 3,510,274 3,871,832 4,222,482 4,739,289 Return on average assets 0.74% 0.35% 0.94% 1.10% 1.19% 1.27% 0.73% Return on average assets adjusted for non-core items Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ Add: core banking system conversion revenue waived – – 85 – – – – Less: tax effect of core banking system conversion revenue waived – – 30 – – – – Add: net loss on investment securities – – – – 146 – 368 Less: tax effect of net loss on investment securities – 31 77 Less: net gain on investment securities 398 729 930 2,983 – 164 – Add: tax effect of net gain on investment securities 139 255 325 1,044 34 Add: net loss on asset disposals 430 1,788 1,133 63 334 782 290 Less: tax effect on net loss on asset disposals 150 626 397 22 70 164 61 Add: system conversion expenses – – 1,259 – – – – Less: tax effect on system conversion expense 441 Add: acquisition-related expenses 4,752 10,722 – 341 7,262 7,287 1,459 Less: tax effect on acquisition-related expenses 1,663 3,753 119 1,525 1,530 306 Add: pension settlement charges 1,400 459 – 242 267 – 1,054 Less: tax effect on pension settlement charges 490 161 85 56 221 Add: COVID-19-related expenses – – – – – – 1,332 Less: tax effect on COVID-19-related expenses 280 Add: other non-core charges 298 592 – – – 270 1,055 Less: tax effect on other non-core charges 104 207 57 222 Less: release of deferred tax asset valuation – – – – 805 – – Less: impact of Tax Cuts and Jobs Act on deferred tax liability – – – – 705 – – Add: impact of Tax Cuts and Jobs Act on deferred tax assets – – – 897 - – – Net income adjusted for non-core items 20,898$ 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 39,158$ Total average assets 2,240,534 3,111,853 3,320,447 3,510,274 3,871,832 4,222,482 4,739,289 Return on average assets adjusted for non-core items 0.93% 0.62% 0.97% 1.08% 1.32% 1.42% 0.83%

NASDAQ: PEBO 50 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-US GAAP since it excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity. (a) T ax effect is calculated using a 21% federal statutory tax rate for the 2019 and 2018 periods, and a 35% federal statutory tax rate for all other periods shown. APPENDIX NON-US GAAP MEASURES (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. G:\Data\marketing\Investor Presentation\2020\Q4\Excel\Appendix revisions pages 49-51 Appendix 7 ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 YTD-20 Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ Add: amortization of other intangible assets 1,428 4,077 4,030 3,516 3,338 3,359 3,223 Less: tax effect of amortization of other intangible assets 500 1,427 1,411 1,231 701 705 677 Annualized net income excluding the amortization of intangible assets 17,612 13,591 33,776 40,756 48,892 56,349 37,313 Average tangible equity Total average equity 270,689 407,296 432,666 450,379 488,139 566,123 575,386 Less: average goodwill and other intangible assets 87,821 144,013 147,981 144,696 158,115 173,529 181,526 Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 393,860 Return on average equity Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ Total average equity 270,689 407,296 432,666 450,379 488,139 566,123 575,386 Return on average equity 6.16% 2.69% 7.20% 8.54% 9.48% 9.48% 6.04% Return on average tangible equity Annualized net income excluding the amortization of intangible assets 17,612$ 13,591$ 33,776$ 40,756$ 48,892$ 56,349$ 37,313$ Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 393,860 Return on average tangible equity 9.63% 5.16% 11.86% 13.33% 14.81% 14.35% 9.47% ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 Return on average equity adjusted for non-core items Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ Add: core banking system conversion revenue waived – – 85 – – – – Less: tax effect of core banking system conversion revenue waived – – 30 – – – – Add: net loss on investment securities – – – – 146 – 368 Less: tax effect of net loss on investment securities – – – – 31 – 77 Less: net gain on investment securities 398 729 930 2,983 – 164 – Add: tax effect of net gain on investment securities 139 255 325 1,044 – 34 – Add: net loss on asset disposals 430 1,788 1,133 63 334 782 290 Less: tax effect on net loss on asset disposals 150 626 397 22 70 164 61 Add: system conversion expenses – – 1,259 – – – – Less: tax effect on system conversion expense – – 441 – – – – Add: acquisition-related expenses 4,752 10,722 – 341 7,262 7,287 1,459 Less: tax effect on acquisition-related expenses 1,663 3,753 119 1,525 1,530 306 Add: pension settlement charges 1,400 459 – 242 267 – 1,054 Less: tax effect on pension settlement charges 490 161 85 56 221 Add: COVID-19-related expenses – – – – – – 1,332 Less: tax effect on COVID-19-related expenses – – – – – – 280 Add: other non-core charges 298 592 – – – 270 1,055 Less: tax effect on other non-core charges 104 207 – – – 57 222 Less: release of deferred tax asset valuation – – – – 805 – – Less: impact of Tax Cuts and Jobs Act on deferred tax liability – – – – 705 – – Add: impact of Tax Cuts and Jobs Act on deferred tax assets – – – 897 – – – Net income adjusted for non-core items 20,898$ 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 39,158$ Average tangible equity 270,689 407,296 432,666 450,379 488,139 566,123 575,386 Return on average equity adjusted for non-core items 7.72% 4.73% 7.43% 8.40% 10.46% 10.63% 6.81% Return on average tangible equity adjusted for non-core items Net income adjusted for non-core items 20,898$ 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 39,158$ Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 393,860 Return on average tangible equity adjusted for non-core items 11.43% 7.32% 11.30% 12.38% 15.48% 15.32% 9.94%

NASDAQ: PEBO 51 RETURN ON AVERAGE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS The return on average stockholders’ equity adjusted for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, other non-core charges, COVID-19-related expenses, acquisition-related expenses and pension settlement charges. (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2019and 2018 periods and 35% for the 2017 period. APPENDIX NON-US GAAP MEASURES (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. G:\Data\marketing\Investor Presentation\2020\Q4\Excel\Appendix revisions pages 49-51 Appendix 7 ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 YTD-20 Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ Add: amortization of other intangible assets 1,428 4,077 4,030 3,516 3,338 3,359 3,223 Less: tax effect of amortization of other intangible assets 500 1,427 1,411 1,231 701 705 677 Annualized net income excluding the amortization of intangible assets 17,612 13,591 33,776 40,756 48,892 56,349 37,313 Average tangible equity Total average equity 270,689 407,296 432,666 450,379 488,139 566,123 575,386 Less: average goodwill and other intangible assets 87,821 144,013 147,981 144,696 158,115 173,529 181,526 Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 393,860 Return on average equity Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ Total average equity 270,689 407,296 432,666 450,379 488,139 566,123 575,386 Return on average equity 6.16% 2.69% 7.20% 8.54% 9.48% 9.48% 6.04% Return on average tangible equity An ualized n t incom excluding th mortization of intangibl assets 17,612$ 13,591$ 33,776$ 40,756$ 48,892$ 56,349$ 37,313$ Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 393,860 Return o average tangible equity 9.63% 5.16% 11.86% 13.33% 14.81% 14.35% 9.47% ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 Return on average equity adjusted for non-core items Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ Add: core banking system conversion revenue waived – – 85 – – – – Less: tax effect of core banking system conversion revenue waived – – 30 – – – – Add: net loss on investment securities – – – – 146 – 368 Less: tax effect of net loss on investment securities – – – – 31 – 77 Less: net gain on investment securities 398 729 930 2,983 – 164 – Add: tax effect of net gain on investment securities 139 255 325 1,044 – 34 – Add: net loss on asset disposals 430 1,788 1,133 63 334 782 290 Less: tax effect on net loss on asset disposals 150 626 397 22 70 164 61 Add: system conversion expenses – – 1,259 – – – – Less: tax effect on system conversion expense – – 441 – – – – Add: acquisition-related expenses 4,752 10,722 – 341 7,262 7,287 1,459 Less: tax effect on acquisition-related expenses 1,663 3,753 119 1,525 1,530 306 Add: pension settlement charges 1,400 459 – 242 267 – 1,054 Less: tax effect on pension settlement charges 490 161 85 56 221 Add: COVID-19-related expenses – – – – – – 1,332 Less: tax effect on COVID-19-related expenses – – – – – – 280 Add: other non-core charges 298 592 – – – 270 1,055 Less: tax effect on other non-core charges 104 207 – – – 57 222 Less: release of deferred tax asset valuation – – – – 805 – – Less: impact of Tax Cuts and Jobs Act on deferred tax liability – – – – 705 – – Add: impact of Tax Cuts and Jobs Act on deferred tax assets – – – 897 – – – Net income adjusted for non-core items 20,898$ 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 39,158$ Average tangible equity 270,689 407,296 432,666 450,379 488,139 566,123 575,386 Return on average equity adjusted for non-core items 7.72% 4.73% 7.43% 8.40% 10.46% 10.63% 6.81% Return on average tangible equity adjusted for non-core items Net income adjusted for non-core items 20,898$ 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 39,158$ Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 393,860 Return on average tangible equity adjusted for non-core items 11.43% 7.32% 11.30% 12.38% 15.48% 15.32% 9.94%

NASDAQ: PEBO 52 WORKING TOGETHER. BUILDING SUCCESS. ® 521 peoplesbancorp.com Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. The three arched ribbons logo and Working Together. Building Success.® are federally registered services marks of Peoples Bank. CHUCK SULERZYSKI President and Chief Executive Officer P: 740.374.6163 Chuck.Sulerzyski@pebo.com KATIE BAILEY Executive Vice President Chief Financial Officer and Treasurer P: 740.376.7138 Kathryn.Bailey@pebo.com